Exhibit 99.1

      CERTIFICATION OF CHIEF EXECUTIVE OFFICER AND CHIEF FINANCIAL OFFICER
                                   PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002



I, Richard J. Trout, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that the Quarterly Report of Klever Marketing, Inc. on Form 10-Q for the fiscal quarter ended September 30, 2002 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that, to the best of my knowledge and belief, the information contained in such Quarterly Report fairly presents in all material respects the financial condition and results of operations of Klever Marketing, Inc.



                                        By:            s/  Richard J. Trout
                                           -------------------------------------
                                        Name:         Richard J. Trout
                                        Title:          Chief Executive Officer


I, D. Paul Smith, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that the Quarterly Report of Klever Marketing, Inc. on Form 10-Q for the fiscal quarter ended September 30, 2002 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that, to the best of my knowledge and belief, the information contained in such Quarterly Report fairly presents in all material respects the financial condition and results of operations of Klever Marketing, Inc.

                                         By:            s/  D. Paul Smith.
                                                  ------------------------------
                                         Name:         D. Paul Smith
                                         Title:          Chief Financial Officer